Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Amended and Restated Credit Agreement (this “First Amendment”) is effective as of December 15, 2005 (the “Amendment Effective Date”), by and among Cimarex Energy Co., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party to the Credit Agreement (as hereinafter defined) as Lenders (hereinafter collectively referred to as “Lenders,” and individually, “Lender”).

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of June 13, 2005 (the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement (as amended hereby)); and

WHEREAS, pursuant to the Credit Agreement, Lenders have made revolving credit loans to Borrower; and

WHEREAS, Borrower has requested that Lenders (i) amend certain terms of the Credit Agreement in certain respects, and (ii) waive their right to cause a redetermination of the Borrowing Base in connection with Property dispositions consummated prior to December 31, 2005, all as more particularly set forth herein; and

WHEREAS, subject to the terms and conditions set forth herein, Lenders have agreed to Borrower’s requests.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and each Lender hereby agree as follows:

SECTION 1.           Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Amendment Effective Date in the manner provided in this Section 1.

1.1.          Amendment to Asset Sale Covenant. Section 7.4(iv) of the Credit Agreement shall be amended to read in full as follows:

“(iv)        Leases, sales or other dispositions of its Property that, together with all other Property of the Borrower and its Subsidiaries previously leased, sold or disposed of (other than (i), (ii) and (iii) above) as permitted by this Section during (A) the period commencing on the Closing Date and ending on December 31, 2005, do not constitute more than $175,000,000 (based on sales price) in the aggregate; and (B) any Fiscal Year thereafter commencing with the Fiscal Year ending December 31, 2006, do not constitute

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more than 10% of the Engineered Value of the Borrowing Base Properties as determined by Administrative Agent in its sole discretion.”

SECTION 2.           Limited Waiver. Borrower has requested that Lenders waive their right, contained in Section 2.6.6(b) of the Credit Agreement, to initiate and cause a redetermination of the Borrowing Base upon the consummation of any disposition of any Property of Borrower and its Subsidiaries pursuant to Section 7.4(iv)(A) of the Credit Agreement, which disposition relates to Property constituting (or which potentially constitutes) more than 10% of the Engineered Value of the Borrowing Base Properties (the “Subject Redetermination”). In reliance on the representations, warranties, covenants and agreements contained in the Credit Agreement and this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof (and in the Credit Agreement, as amended by this First Amendment, as applicable), Lenders hereby waive their right to initiate and cause the Subject Redetermination in connection with dispositions of any Property of Borrower or its Subsidiaries consummated prior to December 31, 2005 to the extent, but only to the extent, such dispositions are otherwise consummated in compliance with
Section 7.4(iv) of the Credit Agreement, as amended by this First Amendment. The waiver contained in this Section 2 is limited solely to the Subject Redetermination and the applicable provisions of Section 2.6.6(b) of the Credit Agreement, and solely with respect to Property dispositions consummated on or prior to December 31, 2005 as described above. Nothing contained herein shall be deemed a waiver of any other provision of the Credit Agreement or any other Loan Document.

SECTION 3.           Conditions Precedent. The effectiveness of (a) the amendments to the Credit Agreement contained in Section 1 hereof, and (b) the consent and waiver contained in Section 2 hereof, is subject to the satisfaction of each of the following conditions precedent:

3.1.          No Default. After giving effect to the amendments and waivers contained herein, no Default or Event of Default shall have occurred which is continuing.

3.2.          Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Borrower shall have taken such actions, as Administrative Agent may reasonably require in connection with this First Amendment and the transactions contemplated hereby.

SECTION 4.           Representations and Warranties of Borrower. To induce the Lenders and Administrative Agent to enter into this First Amendment, Borrower hereby represents and warrants to Lenders and Administrative Agent as follows:

4.1.          Reaffirm Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof.

4.2.          Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this First Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any

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provision of applicable law or any material agreement binding upon Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower or any of its Subsidiaries.

4.3.          Validity and Enforceability. This First Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

4.4.          No Default or Event of Default. After giving effect to the amendments and waiver contained herein, no Default or Event of Default has occurred which is continuing.

SECTION 5.           Miscellaneous.

5.1.          Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.

5.2.          Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3.          Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

5.4.          Counterparts. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until Borrower, Administrative Agent and Required Lenders have executed a counterpart. Facsimiles shall be effective as originals.

5.5.          Complete Agreement. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

5.6.          Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

5.7.          Effectiveness. This First Amendment shall be effective automatically and without necessity of any further action by Borrower, Administrative Agent or Lenders when counterparts hereof have been executed by Borrower, Administrative Agent and Required Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers on the date and year first above written.

[Signature pages to follow]

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CIMAREX ENERGY CO.,
a Delaware corporation

By:	/s/ Paul Korus
Name:	Paul Korus
Title:	Vice President, Chief Financial Officer, Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ J. Scott Fowler
J. Scott Fowler,
Vice President

LENDERS:

JPMORGAN CHASE BANK, N.A., Individually as a Lender and as LC Issuer

By:	/s/ J. Scott Fowler
J. Scott Fowler,
Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Kathryn A. Gaiter
Name:	Kathryn A. Gaiter
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Gregory B. Hanson
Name:	Gregory B. Hanson
Title:	Vice President

WELLS FARGO BANK, N.A.

By:	/s/ Duc Duong
Name:	Duc Duong
Title:	Vice President

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Dustin Gasparl
Name:	Dustin Gasparl
Title:	Vice President

COMERICA BANK

By:	/s/ Peter L. Sefzik
Name:	Peter L. Sefzik
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	David E. Sisler
Name:	David E. Sisler
Title:	Director

By:
Name:
Title:

BANK OF OKLAHOMA, N.A.

By:	Michael M. Lega
Name:	Michael M. Lega
Title:	Senior Vice President

NATEXIS BANQUES POPULAIRES

By:	Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Vice President & Manager

By:	Daniel Payer
Name:	Daniel Payer
Title:	Vice President

COMPASS BANK

By:	Murray E. Brasseux
Name:	Murray E. Brasseux
Title:	Executive Vice President

BNP PARIBAS

By:	David Dodd
Name:	David Dodd
Title:	Director

By:	Russell Otts
Name:	Russell Otts
Title:	Vice President

BANK OF SCOTLAND

By:	/s/ Karen Welch
Name:	Karen Welch
Title:	Assistant Vice President

FORTIS CAPITAL CORP.

By:	/s/
Name:
Title:	Senior Vice President

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

HARRIS NESBITT FINANCING, INC.

By:	Mary Lou Allen
Name:	Mary Lou Allen
Title:	Vice President

CALYON NEW YORK BRANCH

By:	/s/
Name:
Title:	Director

By:	/s/
Name:
Title:	Vice President

STERLING BANK

By:	Melissa A. Bauman
Name:	Melissa A. Bauman
Title:	Senior Vice President

SOCIÉTÉ GÉNÉRALE

By:	/s/ Elena Robciuc
Name:	Elena Robciuc
Title:

KEYBANK, N.A.

By:	/s/ Thomas Rajan
Name:	Thomas Rajan
Title:	Vice President

CITICORP NORTH AMERICA, INC.

By:	/s/
Name:
Title:	Vice President